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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 5, 2000 (except for Note 11, as to which the date is February 8, 2000) in the Registration Statement (Form S-1) and related Prospectus of Real Media, Inc. for the registration of shares of its common stock.

                                        /s/ ATAG Ernst & Young AG


Zurich, Switzerland
February 8, 2000